John Hancock Trust Supplement dated January 9, 2009 to the Statement of Additional Information dated May 1, 2008

Affiliated Subadvisers

     The section of the SAI captioned “Subadvisory Arrangements -- Affiliated Subadvisers” is amended and restated in its entirely as follows:

Affiliated Subadvisers – Potential Conflicts of Interest. Both the Adviser and the following subadvisers are controlled by MFC: MFC Global (U.S.A.) Limited, Declaration Management & Research LLC and MFC Global (U.S.) (collectively, “Affiliated Subadvisers”).

Advisory arrangements involving Affiliated Subadvisers may present certain potential conflicts of interest. For each Fund subadvised by an Affiliated Subadviser, MFC will benefit not only from the net advisory fee retained by the Adviser but also from the subadvisory fee paid by the Adviser to the Affiliated Subadviser. Consequently, MFC may be viewed as benefiting financially from (i) the appointment of or continued service of Affiliated Subadvisers to manage the Funds; and (ii) the allocation of the assets of the Lifestyle Trusts, the Lifecycle Trusts, the Franklin Templeton Founding Allocation Trust, the Absolute Return Trust and Index Allocation Trust (the “Funds of Funds”) to other Funds (“Underlying Funds”) having Affiliated Subadvisers. In addition, MFC and its John Hancock insurance company subsidiaries may benefit from investment decisions made by Affiliated Subadvisers, including allocation decisions with respect to Fund-of-Funds assets. For example, Affiliated Subadvisers, by selecting more conservative investments, or by making more conservative allocations of Fund-of-Funds assets by increasing the percentage allocation to Underlying Funds which invest primarily in fixed-income securities or otherwise, may reduce the regulatory capital requirements which the John Hancock insurance company subsidiaries of MFC must satisfy in order to support their guarantees under variable insurance contracts which they issue. In all cases, however, the Adviser in recommending to the Board the appointment or continued service of Affiliated Subadvisers and the Affiliated Subadvisers in selecting investments and allocating Fund-of-Funds assets have a fiduciary duty to act in the best interests of the Funds and their shareholders. Moreover, JHT’s “manager of managers” exemptive order from the SEC provides that JHT obtain shareholder approval of any subadvisory agreement appointing an Affiliated Subadviser as the subadviser to a Fund (in the case of a new Fund, the initial sole shareholder of the Fund, an affiliate of the Adviser and MFC, may provide this approval). The Independent Trustees are aware of and monitor these potential conflicts of interest.